                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33
              TRUSTEE AND OFFICER INFORMATION      34

Van Kampen wishes peace and prosperity to all.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

-----------------------------
NYSE Ticker Symbol - VIT
-----------------------------

                                                   MARKET(1)         NAV(2)
--------------------------------------------------------------------------------
One-year total return                                23.76%            2.49%
--------------------------------------------------------------------------------
Five-year average annual total return                 3.16%            1.86%
--------------------------------------------------------------------------------
Ten-year average annual total return                  7.36%            8.74%
--------------------------------------------------------------------------------
Life-of-Trust average annual total return             6.17%            6.07%
--------------------------------------------------------------------------------
Commencement date                                                   01/26/89
--------------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                              12.42%
--------------------------------------------------------------------------------
Net asset value                                                        $3.78
--------------------------------------------------------------------------------
Closing common share price                                             $4.54
--------------------------------------------------------------------------------
One-year high common share price (03/05/01)                            $5.25
--------------------------------------------------------------------------------
One-year low common share price (09/21/01)                             $3.41
--------------------------------------------------------------------------------
Preferred share rate(4)                                               2.029%
--------------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)

As of December 31, 2001
- A/A................   3.8%   [PIE CHART]
- BBB/Baa............  12.7%
- BB/Ba..............  38.3%
- B/B................  37.2%
- CCC/Caa............   7.9%
- Non-Rated..........   0.1%
As of December 31, 2000
- BBB/Baa............   5.8%   [PIE CHART]
- BB/Ba..............  36.9%
- B/B................  54.8%
- CCC/Caa............   2.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                             0.047
2/01                                                                             0.047
3/01                                                                             0.047
4/01                                                                             0.047
5/01                                                                             0.047
6/01                                                                             0.047
7/01                                                                             0.047
8/01                                                                             0.047
9/01                                                                             0.047
10/01                                                                            0.047
11/01                                                                            0.047
12/01                                                                            0.047

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments--December 31, 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                           DECEMBER 31, 2000
                                                                           -----------------
Cable                                                                            10.20
Energy                                                                            9.50
Gaming & Leisure                                                                  9.20
Forest Products                                                                   8.20
Wireless Communications                                                           6.30

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1991 through December 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/91                                                                      5.9200                             6.8750
                                                                           6.3200                             7.3750
                                                                           6.3400                             8.0000
                                                                           6.4300                             7.8750
12/92                                                                      6.2300                             7.2500
                                                                           6.6300                             8.0000
                                                                           6.7600                             8.3750
                                                                           6.6600                             8.3750
12/93                                                                      6.7400                             8.1250
                                                                           6.3300                             7.6250
                                                                           6.0600                             8.0000
                                                                           5.8500                             7.0000
12/94                                                                      5.6200                             5.5000
                                                                           5.8400                             6.1250
                                                                           6.0700                             6.6250
                                                                           6.1200                             6.3750
12/95                                                                      6.1900                             6.3750
                                                                           6.1600                             6.7500
                                                                           6.0500                             6.5000
                                                                           6.2000                             6.8750
12/96                                                                      6.3500                             6.7500
                                                                           6.2200                             6.7500
                                                                           6.3600                             7.3125
                                                                           6.4900                             7.3125
12/97                                                                      6.4700                             7.3750
                                                                           6.5300                             7.3125
                                                                           6.4400                             7.0000
                                                                           5.8900                             6.3125
12/98                                                                      5.8600                             6.3750
                                                                           5.7000                             6.4375
                                                                           5.4900                             6.3750
                                                                           5.1600                             5.9375
12/99                                                                      5.1000                             4.5000
                                                                           4.8400                             4.6250
                                                                           4.7500                             5.0000
                                                                           4.6800                             4.7500
12/00                                                                      4.2200                             4.1250
                                                                           4.5000                             5.0900
                                                                           4.2400                             4.7800
                                                                           3.7600                             4.5600
12/01                                                                      3.7800                             4.5400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN HIGH INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. CURRENT MEMBERS(1) INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, GORDON W. LOERY, EXECUTIVE DIRECTOR AND DEANNA L. LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST TWELVE MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the period was the slowing U.S. economy. The tragic events of September 11 only made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Board (the "Fed") responded to this economic weakness decisively--cutting short-term interest rates 11 times over the course of the year, four of which occurred after September 11. The bond market reacted favorably to the interest rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted again in early November, as confidence slowly returned to the investor psyche. A combination of stabilization in geo-political events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to unwind their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest-rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Economic uncertainty in the U.S. led the high-yield market to be similarly volatile. This was especially true in the first nine months of the reporting period, which included a six percent slide for the high-yield market in the month of September alone. Steadily rising defaults were also a factor in the volatility, as poor economic conditions made it impossible for many lower-rated companies to make their debt payments on time. The environment improved markedly in the fourth quarter of 2001 as investor expectations seemed to shift to an impending economic recovery in 2002. Equities rallied as a result, which proved a boon for high-yield bonds.

    Sector performance was highly varied. On the negative side, one of the poorest performers was the fixed-line segment of the telecommunications sector. Many of these companies were hurt by their ongoing inability to issue new debt to fund infrastructure expansions, which were necessary to generate the revenues to make payments on existing debt. These difficulties led to a string of downgrades and defaults. Other segments of the telecommunications sector also performed poorly.

    At the other end of the spectrum, several sectors that are traditionally perceived as more defensive plays turned in more positive performances over the period. Energy performed well, and the healthcare sector was particularly strong.

    The economy also had an impact on companies' issuance of new debt. Because of their poor prospects, many lower-rated companies and industries found that they were effectively shut out of the new-issue market. Higher-rated companies, on the other hand, experienced strong investor demand. Since yields on Treasury bonds had fallen so low, investors turned to higher-quality issues in the high-yield market in order to capture more attractive yields. As a result, higher-rated companies were able to successfully issue large amounts of debt. In all, the credit quality of the year's high-yield issuance was the highest since 1991.

    For the 12 months through December 31, 2001, the trust produced a total return of 23.76 percent based on market price. This reflects an increase in market price from $4.125 per share on December 31, 2000, to $4.540 per share on December 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase High Yield Index posted a total return of 6.07 percent for the same period. The Chase High Yield Index is an unmanaged, broad-based statistical composite of high-yield securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE TRUST?

A   One of the most significant stra-
tegies we used for the trust was to keep it highly diversified over the course of the year. This proved to be a good strategy as the default rate in the broader market climbed. While the trust had some defaults among its holdings, the fact that there were at times as many as 250 companies represented in the portfolio meant that it was protected from fallout from highly concentrated positions in any one company. Overall, the trust's default rates were at or below those of the broader market.

    We continued to make adjustments to the portfolio on a bond-by-bond basis, in keeping with our bottom-up orientation. Our strategy is to find bonds that are attractively priced relative to our assessment of their risk and performance potential. As a result, our focus is on finding individual opportunities rather than thematic sector plays.

    This process resulted in purchases in sectors across the market. For example, we selectively added to the trust's exposure to cable companies when we were able to find what we believed were strong companies that had fallen out of favor with the market. We were able to find similarly attractive opportunities in the chemical, forest products, healthcare and housing sectors.

    We funded these additions through sales of bonds that we felt no longer offered compelling yield-to-value return opportunities. Many of these bonds had reached their price targets, while in other cases their fundamentals had weakened to the point where we no longer felt comfortable holding them in the portfolio. Continuing volatility in the telecommunications sector led us to trim the trust's exposure to wireless companies. We also reduced the trust's holdings in the manufacturing, consumer products and retailing sectors in order to redeploy assets more productively elsewhere.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the U.S. economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below two percent. We believe the dollar should remain stable.

    We expect that 2002 should be a better year for high-yield bonds. An improving U.S. economy could help to reduce default rates, and while interest rates may be on the rise, we expect that spread contraction should more than offset the effects of possible rising rates. At current levels, the market does not appear to have priced in a full economic recovery. As a result, it may offer compelling opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual securities, rather than economic and market cycles.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CORPORATE BONDS  88.8%
           AEROSPACE  1.4%
$   567    Northwest Airlines, Inc.....................    8.375%  03/15/04   $   493,290
    940    Sequa Corp. ................................    9.000   08/01/09       888,300
                                                                              -----------
                                                                                1,381,590
                                                                              -----------
           BROADCASTING  1.5%
    575    Nextmedia Operating, Inc.,
           144A-Private Placement (a)..................   10.750   07/01/11       596,562
    285    Radio One, Inc. ............................    8.875   07/01/11       295,687
    525    TV Azteca S.A. (Mexico).....................   10.500   02/15/07       514,500
                                                                              -----------
                                                                                1,406,749
                                                                              -----------
           CABLE  9.1%
  1,400    Adelphia Communications Corp. ..............    9.250   10/01/02     1,414,000
  1,425    British Sky Broadcasting (United Kingdom)...    7.300   10/15/06     1,449,937
    570    Century Communications Corp. ...............    9.750   02/15/02       572,850
  1,420    Charter Communication Holdings LLC..........    8.250   04/01/07     1,366,750
    630    CSC Holdings, Inc. .........................   10.500   05/15/16       689,850
    975    EchoStar Communications Corp. ..............    9.250   02/01/06       994,500
  1,000    International Cabletel, Inc. ...............   12.750   04/15/05       340,000
    610    James Cable Partners L.P. ..................   10.750   08/15/04       463,600
    775    Ono Finance PLC (United Kingdom)............   13.000   05/01/09       591,906
  1,140    Telewest PLC (United Kingdom)...............    9.625   10/01/06       798,000
    785    United Pan Europe Communications
           (Netherlands)...............................   10.875   11/01/07       129,525
                                                                              -----------
                                                                                8,810,918
                                                                              -----------
           CHEMICALS  2.6%
    850    Equistar Chemicals L.P. ....................    8.500   02/15/04       850,000
    190    ISP Chemco, Inc., 144A-Private Placement
           (a).........................................   10.250   07/01/11       199,500
    580    ISP Holdings, Inc., 144A-Private Placement
           (a).........................................   10.625   12/15/09       582,900
    570    Millennium America, Inc. ...................    9.250   06/15/08       584,250
    205    Om Group, Inc., 144A-Private Placement
           (a).........................................    9.250   12/15/11       210,125
    230    Pioneer Americas Acquisition Corp. (b)......    9.250   06/15/07        66,700
                                                                              -----------
                                                                                2,493,475
                                                                              -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CONSUMER PRODUCTS  1.0%
$ 1,075    Dan River, Inc. ............................   10.125%  12/15/03   $   446,125
    265    Elizabeth Arden, Inc. ......................   11.750   02/01/11       274,275
    500    Hosiery Corp. of America, Inc. (b)..........   13.750   08/01/02       130,000
    100    Supreme International, Inc. ................   12.250   04/01/06       100,500
                                                                              -----------
                                                                                  950,900
                                                                              -----------
           DIVERSIFIED MEDIA  4.1%
    245    Belo Corp. .................................    8.000   11/01/08       250,555
  1,500    K-III Communications Corp. .................   10.250   06/01/04     1,410,000
    855    MDC Corporation, Inc. (Canada)..............   10.500   12/01/06       577,125
    850    Primedia, Inc. .............................    8.875   05/15/11       769,250
    875    Quebecor Media, Inc. (Canada)...............   11.125   07/15/11       938,437
                                                                              -----------
                                                                                3,945,367
                                                                              -----------
           ENERGY  8.6%
    990    Benton Oil & Gas, Inc. .....................   11.625   05/01/03       702,900
    320    BRL Universal Equipment.....................    8.875   02/15/08       334,400
    225    BRL Universal Equipment,
           144A-Private Placement (a)..................    8.875   02/15/08       235,125
    570    Chesapeake Energy Corp. ....................    7.875   03/15/04       578,550
    435    Chesapeake Energy Corp. ....................    8.125   04/01/11       424,125
  1,140    Frontier Oil Corp. .........................   11.750   11/15/09     1,214,100
  1,401    KCS Energy, Inc. ...........................   11.000   01/15/03     1,408,005
    335    Pogo Producing Co. .........................    8.250   04/15/11       340,025
    590    Port Arthur Finance Corp. ..................   12.500   01/15/09       592,950
    570    R & B Falcon Corp. .........................    6.500   04/15/03       589,950
    685    R & B Falcon Corp. .........................    9.500   12/15/08       774,050
    315    Stone Energy Corp.,
           144A-Private Placement (a)..................    8.250   12/15/11       321,300
    790    Vintage Petroleum, Inc. ....................    7.875   05/15/11       778,150
                                                                              -----------
                                                                                8,293,630
                                                                              -----------
           FINANCIAL  0.3%
    310    Banco Nacional de Comercio Exterior
           (Mexico)....................................    7.250   02/02/04       323,043
                                                                              -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           FOOD & DRUG  2.6%
$ 1,550    Fleming Cos., Inc. .........................   10.500%  12/01/04   $ 1,538,375
  1,570    Jitney-Jungle Stores America, Inc. (b)
           (c).........................................   12.000   03/01/06           157
  1,020    Pantry, Inc. ...............................   10.250   10/15/07     1,007,250
                                                                              -----------
                                                                                2,545,782
                                                                              -----------
           FOOD & TOBACCO  4.0%
  1,100    Coca Cola Femsa S.A. (Mexico)...............    8.950   11/01/06     1,232,000
  1,150    Pepsi Gemex S.A. (Mexico)...................    9.750   03/30/04     1,224,750
    825    Smithfield Foods, Inc. .....................    7.625   02/15/08       812,625
    600    Smithfield Foods, Inc., 144A-Private
           Placement (a)...............................    8.000   10/15/09       618,000
                                                                              -----------
                                                                                3,887,375
                                                                              -----------
           FOREST PRODUCTS  7.4%
    285    Fibermark, Inc. ............................   10.750   04/15/11       260,775
    850    Fonda Group, Inc. ..........................    9.500   03/01/07       769,250
    775    Louisiana Pacific Corp. ....................   10.875   11/15/08       755,625
    390    Norske Skog, 144A-Private Placement (Canada)
           (a).........................................    8.625   06/15/11       409,500
    855    Pacifica Papers, Inc. (Canada)..............   10.000   03/15/09       923,400
  1,400    Radnor Holdings Corp. ......................   10.000   12/01/03     1,015,000
    825    Repap New Brunswick, Inc. (Canada)..........    9.000   06/01/04       870,375
    275    Sweetheart Cup, Inc. .......................   10.500   09/01/03       269,500
  2,000    Vicap S.A. (Mexico).........................   10.250   05/15/02     1,890,000
                                                                              -----------
                                                                                7,163,425
                                                                              -----------
           GAMING & LEISURE  8.2%
    540    Argosy Gaming Co. ..........................   10.750   06/01/09       596,700
    460    Harrahs Operating Co., Inc. ................    7.875   12/15/05       478,400
    230    Harrahs Operating Co., Inc. ................    8.000   02/01/11       237,307
    850    HMH Properties, Inc. .......................    7.875   08/01/05       811,750
    690    Horseshoe Gaming LLC........................    8.625   05/15/09       715,875
  1,425    International Game Technology...............    7.875   05/15/04     1,474,875
  1,400    Mohegan Tribal Gaming Authority.............    8.125   01/01/06     1,449,000
    425    Park Place Entertainment Corp. .............    8.875   09/15/08       433,500
    490    Park Place Entertainment Corp. .............    7.875   12/15/05       492,450
    475    Station Casinos, Inc. ......................    9.875   07/01/10       484,500
    780    Station Casinos, Inc. ......................    8.375   02/15/08       795,600
                                                                              -----------
                                                                                7,969,957
                                                                              -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           HEALTHCARE  4.2%
$   250    AdvancePCS..................................    8.500%  04/01/08   $   260,000
    650    Fisher Scientific International, Inc. ......    7.125   12/15/05       643,500
    930    Fresenius Medical Care Capital Trust........    9.000   12/01/06       957,900
    100    HCA, Inc. ..................................    7.150   03/30/04       104,750
  1,045    HCA, Inc. ..................................    6.910   06/15/05     1,073,737
  1,000    Healthsouth Corp., 144A-Private Placement
           (a).........................................    7.375   10/01/06     1,005,000
                                                                              -----------
                                                                                4,044,887
                                                                              -----------
           HOUSING  4.1%
    635    Cemex S.A., 144A-Private Placement (Mexico)
           (a).........................................    8.625   07/18/03       673,100
    475    Istar Financial, Inc. ......................    8.750   08/15/08       475,919
    250    Nortek, Inc. ...............................    8.875   08/01/08       252,500
    570    Schuler Homes...............................    9.375   07/15/09       592,800
  1,100    Toll Corp. .................................    8.250   02/01/11     1,094,500
    825    Webb (Del E.) Corp. ........................   10.250   02/15/10       895,125
                                                                              -----------
                                                                                3,983,944
                                                                              -----------
           INFORMATION TECHNOLOGY  3.0%
    425    Fairchild Semiconductor Corp. ..............   10.500   02/01/09       452,625
  1,275    Filtronic PLC (United Kingdom)..............   10.000   12/01/05     1,153,875
    850    Flextronics International Ltd.
           (Singapore).................................    8.750   10/15/07       875,500
    425    Tektronix, Inc. ............................    7.625   08/15/02       434,563
                                                                              -----------
                                                                                2,916,563
                                                                              -----------
           MANUFACTURING  1.4%
    255    Case Corp. .................................    6.250   12/01/03       237,700
    260    Case Credit Corp. ..........................    6.125   02/15/03       245,160
  1,350    Communications & Power Industries, Inc. ....   12.000   08/01/05       641,250
    595    Numatics, Inc. .............................    9.625   04/01/08       214,200
                                                                              -----------
                                                                                1,338,310
                                                                              -----------
           METALS  2.9%
    280    Doe Run Resources Corp., Ser B..............   11.250   03/15/05        53,200
  1,100    GS Technologies Operating, Inc. (b) (c).....   12.250   10/01/05        16,500
  1,925    Kaiser Aluminum & Chemical Corp. ...........    9.875   02/15/02     1,915,375
    210    Renco Steel Holdings, Inc. .................   10.875   02/01/05        22,050
  1,590    WCI Steel, Inc. ............................   10.000   12/01/04       842,700
                                                                              -----------
                                                                                2,849,825
                                                                              -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           RETAIL  1.1%
$   210    Big 5 Corp. ................................   10.875%  11/15/07   $   207,900
    570    J C Penney, Inc. ...........................    7.250   04/01/02       572,074
    340    K Mart Corp. (f) ...........................    8.375   12/01/04       286,450
                                                                              -----------
                                                                                1,066,424
                                                                              -----------
           SERVICES  2.5%
    845    Allied Waste North America, Inc. ...........    8.875   04/01/08       874,575
  1,475    Dyncorp.....................................    9.500   03/01/07     1,511,875
                                                                              -----------
                                                                                2,386,450
                                                                              -----------
           TELECOMMUNICATIONS  5.0%
    570    Asia Global Crossing (Bermuda)..............   13.375   10/15/10       202,350
    280    Exodus Communications, Inc. (b) (c).........   11.250   07/01/08        61,600
    370    Focal Communications Corp. .................   11.875   01/15/10       151,700
    570    France Telecom, 144A-Private Placement
           (France) (a)................................    7.750   03/01/11       611,721
    850    Frontier Corp. (f)..........................    6.000   10/15/03       131,750
  1,035    Global Crossing Holdings Ltd.
           (Bermuda) (b) (f)...........................    9.125   11/15/06       113,850
    510    Globix Corp. ...............................   12.500   02/01/10       112,200
  1,260    GT Group Telecom, Inc. (Canada) (d)......... 0/13.250   02/01/10       189,000
    205    Intermedia Communications, Inc. ............    8.875   11/01/07       216,531
  1,230    Intermedia Communications, Inc. ............    8.600   06/01/08     1,271,513
    280    Madison River Capital LLC...................   13.250   03/01/10       204,400
    185    McLeodUSA, Inc. (b) (f).....................   11.375   01/01/09        42,550
  1,160    Metromedia Fiber Network, Inc. .............   10.000   12/15/09       342,200
    280    MGC Communications, Inc. ...................   13.000   10/01/04        92,400
    570    Nextlink Communications, Inc. ..............    9.625   10/01/07        65,550
    600    Nextlink Communications, Inc. (b)...........   10.500   12/01/09        75,000
    175    Philippine Long Distance Telephone
           (Philippines)...............................   10.500   04/15/09       140,668
    280    Philippine Long Distance Telephone
           (Philippines)...............................   10.625   06/02/04       266,480
    630    PSI Net, Inc. (b) (c).......................   10.500   12/01/06        50,400
    425    WorldCom, Inc. .............................    8.250   05/15/31       450,533
                                                                              -----------
                                                                                4,792,396
                                                                              -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           TRANSPORTATION  5.2%
$ 1,520    Aetna Industries, Inc. (b)..................   11.875%  10/01/06   $   243,200
    450    Aftermarket Technology Corp. ...............   12.000   08/01/04       459,000
    400    AutoNation, Inc., 144A-Private Placement
           (a).........................................    9.000   08/01/08       409,000
    425    Cenargo International PLC (United
           Kingdom)....................................    9.750   06/15/08       310,250
     90    Collins & Aikman Products Co. ..............   11.500   04/15/06        88,200
    420    Collins & Aikman Products Co., 144A-Private
           Placement (a)...............................   10.750   12/31/11       423,150
    625    Dana Corp., 144A-Private Placement (a)......    9.000   08/15/11       575,000
    940    Ford Motor Credit Co.  .....................    6.500   01/25/07       920,603
    455    General Motors Acceptance Corp. ............    7.500   07/15/05       478,697
    594    International Shipholding Corp. ............    9.000   07/01/03       591,030
    570    Stena AB (Sweden)...........................   10.500   12/15/05       572,850
    140    Talon Automotive Group, Inc. (b) (c)........    9.625   05/01/08         2,100
                                                                              -----------
                                                                                5,073,080
                                                                              -----------
           UTILITY  3.0%
    570    Calpine Corp. ..............................    8.625   08/15/10       510,150
    215    Calpine Corp. ..............................    8.500   02/15/11       192,425
    570    CMS Energy Corp. ...........................    7.625   11/15/04       567,150
    515    Mirant Americas Generation LLC..............    7.625   05/01/06       469,958
    400    PG & E National Energy Group, Inc. .........   10.375   05/16/11       422,522
    680    PSEG Energy Holdings........................    9.125   02/10/04       715,132
                                                                              -----------
                                                                                2,877,337
                                                                              -----------
           WIRELESS COMMUNICATIONS  5.6%
    830    Airgate PCS, Inc. (d)....................... 0/13.500   10/01/09       630,800
    235    Alamosa Delaware, Inc. .....................   12.500   02/01/11       240,875
    245    Alamosa Holdings, Inc. (d).................. 0/12.875   02/15/10       151,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           WIRELESS COMMUNICATIONS (CONTINUED)
$   285    American Cellular Corp......................    9.500%  10/15/09   $   277,875
    285    American Tower Corp.........................    9.375   02/01/09       230,138
    560    Grupo Iusacell S.A. (Mexico)................   10.000   07/15/04       576,800
    830    IPCS, Inc. (d).............................. 0/14.000   07/15/10       556,100
  1,105    Nextel Communications, Inc..................    9.375   11/15/09       872,950
    280    Pinnacle Holdings, Inc. (d)................. 0/10.000   03/15/08        67,200
    570    Price Communications Wireless, Inc..........    9.125   12/15/06       604,200
    345    Rural Cellular Corp.........................    9.625   05/15/08       350,175
    280    Telecorp PCS, Inc...........................   10.625   07/15/10       324,800
    375    Tritel PCS, Inc.............................   10.375   01/15/11       426,563
    190    US Unwired, Inc. (d)........................ 0/13.375   11/01/09       135,850
                                                                              -----------
                                                                                5,446,226
                                                                              -----------

TOTAL CORPORATE BONDS  88.8%...............................................    85,947,653
                                                                              -----------

           GOVERNMENT AND GOVERNMENT AGENCY
           OBLIGATION  0.1%
    140    United Mexican States (Mexico)..............    8.375   01/14/11       145,113
                                                                              -----------

                                                                MARKET
DESCRIPTION                                                      VALUE

EQUITIES  0.9%
DecisionOne Corp. (3,033 common shares) (e) (g).............  $     6,432
DecisionOne Corp. (6,670 common stock warrants) (e) (g).....           67
Focal Communications Corp. (85,380 common shares) (e).......       52,082
GT Group Telecom, Inc. (1,260 common stock warrants)
  144A-Private Placement (a) (e)............................        6,930
Hosiery Corp of America, Inc. (500 common shares) (e).......            5
IPCS, Inc. (830 common stock warrants) 144A-Private
  Placement (a) (e).........................................       21,165
NTL, Inc. (1,622 common stock warrants) 144A-Private
  Placement (a) (e).........................................           17
Ono Finance PLC, 144A-Private Placement (775 equity value
  certificates) (United Kingdom) (a) (e)....................       23,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

                                                                MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Pathmark Stores, Inc (30,674 common shares) (e).............  $   756,421
Star Gas Partners L.P. (264 limited partnership units)......        5,388
                                                              -----------

TOTAL EQUITIES  0.9%........................................      871,757
                                                              -----------

TOTAL LONG-TERM INVESTMENTS  89.8%
  (Cost $102,914,395).......................................   86,964,523

REPURCHASE AGREEMENT  8.2%
State Street Bank & Trust Co. ($7,913,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 12/31/01, to be sold on 01/02/02 at $7,913,747)
  (Cost $7,913,000).........................................    7,913,000
                                                              -----------

TOTAL INVESTMENTS  98.0%
  (Cost $110,827,395).......................................   94,877,523
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.................    1,908,710
                                                              -----------

NET ASSETS  100.0%..........................................  $96,786,233
                                                              ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-Income producing security.

(f) Subsequent to December 31, 2001, this company filed for protection in federal bankruptcy court.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $110,827,395).......................  $ 94,877,523
Cash........................................................           818
Interest Receivable.........................................     2,213,047
Other.......................................................           902
                                                              ------------
    Total Assets............................................    97,092,290
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        54,378
  Income Distributions--Preferred Shares....................        50,725
  Affiliates................................................         1,253
Trustees' Deferred Compensation and Retirement Plans........       136,808
Accrued Expenses............................................        62,893
                                                              ------------
    Total Liabilities.......................................       306,057
                                                              ------------
NET ASSETS..................................................  $ 96,786,233
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 450 issued with liquidation preference of $100,000 per share)................................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares issued and
  outstanding)..............................................       137,108
Paid in Surplus.............................................    87,043,519
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,386,700)
Net Unrealized Depreciation.................................   (15,949,872)
Accumulated Net Realized Loss...............................   (18,057,822)
                                                              ------------
    Net Assets Applicable to Common Shares..................    51,786,233
                                                              ------------
NET ASSETS..................................................  $ 96,786,233
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($51,786,233 divided by
  13,710,760 shares outstanding)............................  $       3.78
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $10,791,568
Other.......................................................         35,318
                                                                -----------
    Total Income............................................     10,826,886
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        745,638
Preferred Share Maintenance.................................        113,644
Trustees' Fees and Related Expenses.........................         35,263
Legal.......................................................         25,134
Custody.....................................................         13,552
Other.......................................................        210,553
                                                                -----------
    Total Expenses..........................................      1,143,784
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 9,683,102
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(8,072,306)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (18,001,380)
  End of the Period.........................................    (15,949,872)
                                                                -----------
Net Unrealized Appreciation During the Period...............      2,051,508
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(6,020,798)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,662,304
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  9,683,102         $ 11,683,962
Net Realized Loss................................     (8,072,306)          (4,566,933)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      2,051,508           (7,148,485)
                                                    ------------         ------------
Change in Net Assets from Operations.............      3,662,304              (31,456)
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Common Shares..................................     (7,732,621)          (8,318,168)
  Preferred Shares...............................     (2,004,147)          (3,603,414)
Return of Capital Distribution--Common Shares....            -0-             (161,205)
                                                    ------------         ------------
Total Distributions..............................     (9,736,768)         (12,082,787)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (6,074,464)         (12,114,243)

FROM CAPITAL TRANSACTIONS:
Redemption of Preferred Shares...................     (5,000,000)          (8,800,000)
                                                    ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................    (11,074,464)         (20,914,243)
NET ASSETS:
Beginning of the Period..........................    107,860,697          128,774,940
                                                    ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $1,386,700 and $746,701,
  respectively)..................................   $ 96,786,233         $107,860,697
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    -----------------------------------------
                                                      2001       2000       1999       1998
                                                    -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........  $   4.22   $   5.10   $   5.86   $   6.47
                                                    --------   --------   --------   --------
 Net Investment Income............................       .71        .85        .88        .91
 Net Realized and Unrealized Gain/Loss............      (.44)      (.85)      (.75)      (.58)
                                                    --------   --------   --------   --------
Total from Investment Operations..................       .27        -0-        .13        .33
                                                    --------   --------   --------   --------
Less:
 Distributions from and in Excess of Net
   Investment Income:
   Paid to Common Shareholders....................       .56        .61        .67        .70
   Common Share Equivalent of Distributions Paid
     to Preferred Shareholders....................       .15        .26        .22        .24
 Return of Capital Distributions Paid to Common
   Shareholders...................................       -0-        .01        -0-        -0-
                                                    --------   --------   --------   --------
Total Distributions...............................       .71        .88        .89        .94
                                                    --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD................  $   3.78   $   4.22   $   5.10   $   5.86
                                                    ========   ========   ========   ========
Market Price Per Share at End of the Period.......  $   4.54   $  4.125   $   4.50   $  6.375
Total Investment Return at Market Price (a).......    23.76%      4.08%    -21.20%     -4.33%
Total Return at Net Asset Value (b)...............     2.49%     -5.63%     -1.60%      1.35%
Net Assets at End of the Period (In millions).....  $   96.8   $  107.9   $  128.8   $  139.2
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares (c).............................     1.98%      1.95%      1.92%      1.85%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (c) (d).......    16.80%     18.05%     16.13%     14.56%
Portfolio Turnover................................       64%        62%        57%        65%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c).............................     1.07%      1.04%      1.07%      1.09%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (e)...........    13.32%     12.48%     12.09%     10.77%
SENIOR SECURITIES:
Total Preferred Shares Outstanding................       450        500        588        588
Asset Coverage Per Preferred Share (f)............  $215,081   $215,721   $219,005   $236,742
Involuntary Liquidating Preference Per Preferred
 Share............................................  $100,000   $100,000   $100,000   $100,000
Average Market Value Per Preferred Share..........  $100,000   $100,000   $100,000   $100,000

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
         1997       1996       1995       1994       1993       1992
----------------------------------------------------------------------
       $   6.35   $   6.19   $   5.62   $   6.74   $   6.23   $   5.92
       --------   --------   --------   --------   --------   --------
            .93        .94        .98       1.00       1.11       1.21
            .13        .15        .54       (.98)       .53        .17
       --------   --------   --------   --------   --------   --------
           1.06       1.09       1.52        .02       1.64       1.38
       --------   --------   --------   --------   --------   --------
            .70        .70        .70        .95        .99        .91
            .24        .23        .25        .19        .14        .16
            -0-        -0-        -0-        -0-        -0-        -0-
       --------   --------   --------   --------   --------   --------
            .94        .93        .95       1.14       1.13       1.07
       --------   --------   --------   --------   --------   --------
       $   6.47   $   6.35   $   6.19   $   5.62   $   6.74   $   6.23
       ========   ========   ========   ========   ========   ========
       $  7.375   $   6.75   $  6.375   $   5.50   $  8.125   $   7.25
         20.29%     17.34%     29.17%    -23.22%     26.12%     18.67%
         13.69%     14.86%     23.70%     -2.54%     25.46%     21.36%
       $  147.5   $  145.8   $  143.6   $  135.9   $  151.1   $  144.2
          1.76%      1.87%      1.92%      1.96%      1.72%      1.87%
         14.60%     15.32%     16.39%     16.33%     16.75%     19.15%
           102%        92%       119%       110%        99%       109%
          1.05%      1.11%      1.12%      1.16%      1.04%      1.11%
         10.90%     11.58%     12.16%     13.31%     14.66%     16.48%
            588        588        588        588        588        588
       $250,850   $247,974   $244,242   $231,106   $257,054   $245,221
       $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
       $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics, or by other means, in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

    As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Trust did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $598,735 reduction in cost of securities and a corresponding $598,735 decrease in net unrealized depreciation based on securities held by the Trust on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $221,229; decrease net unrealized appreciation by $182,424, and decrease net realized losses by $403,653. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Trust had an accumulated capital loss carry forward for tax purposes of $15,583,439 which expires between December 31, 2002 and December 31, 2009. Of this amount, $1,670,578 will expire on December 31, 2002. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $111,275,439; the aggregate gross unrealized appreciation is $2,594,491 and the aggregate gross unrealized depreciation is $18,992,407, resulting in net unrealized depreciation on long- and short-term investments of $16,397,916.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences of $31,752 relating to proceeds received from the sale of defaulted bonds were reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income, and $19,350 relating to fee income received from tender offers was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the year ended December 31, 2001, the Trust recognized expenses of approximately $11,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2001, the Trust recognized expenses of approximately $27,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $61,581,507 and $69,552,646, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 450 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 2001, was 2.029%. During the year ended December 31, 2001, the rates ranged from 2.029% to 6.55%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense. The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

    On November 14, 2001, the Trust redeemed 50 shares of its Auction Market Preferred Shares with a liquidation value of $100,000 per share.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen
High Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 8, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

    If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd.
          Houston, TX 77056
        Attn: Closed-End Funds

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (56)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1988  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (56)
Blistex Inc.
1800 Swift Drive
Oak Brook, IL 60523

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1988  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation, Arris
                           Group, Inc. and Peregrine
                           Systems Inc. and a member
                           of the Board of Trustees
                           of the University of
                           Chicago Hospitals and
                           Health Systems. Prior to
                           July 2000, Mr. Dammeyer
                           was a member of the Board
                           of Directors of Allied
                           Riser Communications
                           Corp., Matria Healthcare
                           Inc., Transmedia
                           Networks, Inc., CNA
                           Surety, Corp. and Grupo
                           Azcarero Mexico (GAM).
                           Prior to April 1999, Mr.
                           Dammeyer was a Director
                           of Metal Management, Inc.
                           Prior to 1998, Mr.
                           Dammeyer was a Director
                           of Lukens, Inc., Capsure
                           Holdings Corp., Revco
                           D.S., Inc., the Chase
                           Manhattan Corporation
                           National Advisory Board
                           and Sealy, Inc. Prior to
                           1997, Mr. Dammeyer was a
                           Director of Flacon
                           Building Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (65)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (71)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1988  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (65)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (71)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (60)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Professor in
                                                    the Department of Economics at the University
                                                    of Chicago. Prior to July 2000, Mr.
                                                    Sonnenschein was President of the University
                                                    of Chicago. Mr. Sonnenschein is a member of
                                                    the Board of Trustees of the University of
                                                    Rochester and a member of its investment
                                                    committee. Mr. Sonnenschein is a member of the
                                                    National Academy of Sciences, the American
                                                    Philosophical Society, and a fellow of the
                                                    American Academy of Arts and Sciences. Mr.
                                                    Sonnenschein is also a Trustee or Managing
                                                    General Partner of other investment companies
                                                    advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (60)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(55)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Dean Witter Asset Management Inc. Mr. Powers
                                                    is also Chairman of the Board,
                                                    Trustee/Director and President of funds in the
                                                    Fund Complex. Prior to May 1998, Mr. Powers
                                                    was Executive Vice President; and Director of
                                                    Marketing of Morgan Stanley Dean Witter & Co.
                                                    and Director of Dean Witter Discover & Co. and
                                                    Dean Witter Realty. Prior to 1996, Mr. Powers
                                                    was Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (62)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1988  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 911, 104                                                  Member NASD/SIPC.
VIT ANR 2/02                                                     5243B02-AS-2/02